UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 25, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

   ITEM 8.01 Other Events
   ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
Press Release

ITEM 8.01  OTHER EVENTS

On Thursday, January 25, 2007 General Motors Corporation issued a press release disclosing that it would restate its financial statements for 2002 through the third quarter of 2006 and that it would delay announcing its fourth quarter and 2006 year-end financial results. The press release is attached as Exhibit 99.1.


                                      # # #


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description                   Method of Filing
-------------------------------------------------------------
99.1        Press Release                 Attached as Exhibit


                                      # # #


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 25, 2007              By:  /s/ NICK S. CYPRUS
                                     ---  ------------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting
                                           Officer)

                                INDEX TO EXHIBIT

Exhibit     Description
--------------------------------------------------------------
99.1        Press Release